SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                          Amylin Pharmaceuticals, Inc.
                (Name of Registrant as Specified In Its Charter)

                                  CARL C. ICAHN
                             DR. ALEXANDER J. DENNER
                               DR. THOMAS F. DEUEL
                               MR. JULES HAIMOVITZ
                                DR. PETER LIEBERT
                               DR. DAVID SIDRANSKY
                                ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                        ICAHN PARTNERS MASTER FUND III LP
                           ICAHN ENTERPRISES G.P. INC.
                         ICAHN ENTERPRISES HOLDINGS L.P.
                                   IPH GP LLC
                               ICAHN CAPITAL L.P.
                                ICAHN ONSHORE LP
                                ICAHN OFFSHORE LP
                                  BECKTON CORP.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON  JANUARY  30,  2009,   ENTITIES  AFFILIATED  WITH  MR.  ICAHN  DELIVERED  THE
"STOCKHOLDERS' NOTICE OF NOMINATION OF PERSONS FOR ELECTION AS DIRECTORS AND OTHER PROPOSED BUSINESS AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS OF AMYLIN PHARMACEUTICALS, INC." (THE "NOTICE"), A COPY OF WHICH IS ATTACHED HERETO AS
EXHIBIT 1. SUCH NOTICE STATES THE INTENTION OF ICAHN PARTNERS, ICAHN MASTER, ICAHN MASTER II AND ICAHN MASTER III TO: (I) SEEK TO NOMINATE DR. ALEXANDER J. DENNER, DR. THOMAS F. DEUEL, MR. JULES HAIMOVITZ, DR. PETER LIEBERT, AND DR. DAVID SIDRANSKY FOR ELECTION TO THE BOARD OF DIRECTORS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS WITH RESPECT TO AMYLIN; AND (II) PROPOSE A RESOLUTION TO THE STOCKHOLDERS OF AMYLIN WHEREBY THE STOCKHOLDERS REQUEST THAT THE BOARD OF DIRECTORS OF AMYLIN PROMPTLY INITIATE AND COMPLETE THE NECESSARY AND APPROPRIATE PROCESS SO THAT THE STOCKHOLDERS OF AMYLIN CAN CHOOSE WHETHER TO CHANGE AMYLIN'S JURISDICTION OF INCORPORATION FROM DELAWARE TO NORTH DAKOTA AND TO BECOME SUBJECT TO THE NORTH DAKOTA PUBLICLY TRADED CORPORATIONS ACT (THE "NORTH DAKOTA ACT").

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES ON BEHALF OF BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. THOMAS F. DEUEL, MR. JULES HAIMOVITZ, DR. PETER LIEBERT, DR. DAVID SIDRANSKY, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP., AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF AMYLIN PHARMACEUTICALS, INC, FOR USE AT ITS ANNUAL MEETING WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO STOCKHOLDERS OF AMYLIN PHARMACEUTICALS, INC. FROM THE PARTICIPANTS AT NO CHARGE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.